UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2018

Green Bancorp, Inc.
(Exact name of registrant as specified in its charter)

TEXAS (State or other jurisdiction of incorporation)	001-36580 (Commission File Number)	42-1631980 (I.R.S. Employer Identification No.)

4000 Greenbriar
Houston, Texas 77098
(Address of principal executive offices, including zip code)
(713) 275 - 8220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01.    Regulation FD Disclosure.
Information is being furnished herein in Exhibit 99.1 with respect to the slide presentation to investors and others that may be made by executive officers of Green Bancorp, Inc. (the "Company"). This information includes selected financial and operational information through the first quarter ended March 31, 2018 and does not represent a complete set of financial statements and related notes prepared in conformity with U.S. generally accepted accounting principles ("GAAP"). Most, but not all, of the selected financial information furnished herein is derived from the Company's Press Release and First Quarter 2018 Earnings Presentation, each dated April 26, 2018, included in the Company's Current Report on Form 8-K filed April 26, 2018. The Company's annual financial statements are subject to independent audit. These materials replace and supersede any investor presentation materials previously furnished as an exhibit to any Current Report on Form 8-K. These materials are dated May 4, 2018, and the Company does not undertake to update these materials after such date.
The investor presentation includes certain non−GAAP financial measures that the Company's management uses to evaluate its performance. Specifically, the investor presentation includes net income excluding amortization of core deposit intangibles (net of tax), tangible book value per common share, the return on average tangible common equity ratio, allowance for loan losses less allowance for loan losses on acquired loans to total loans excluding acquired loans, and allowance for loan losses plus acquired loans net discount to total loans adjusted for acquired loan net discount, net operating earnings, diluted operating earnings per share, net pre-tax pre-provision operating earnings, pre-tax pre-provision operating return on average assets, operating earnings on average assets, operating earnings adjusted for amortization of core deposit intangibles, operating return on average tangible common equity, operating efficiency ratio. The investor presentation furnished as Exhibit 99.1 hereto includes a reconciliation the non-GAAP measures to the most directly comparable GAAP financial measure.
The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being "furnished" and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing of Green Bancorp, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Please refer to pages 2 and 3 of Exhibit 99.1 for a discussion of certain "forward-looking statements" included therein, and the risks and uncertainties related thereto, and the use of non-GAAP financial measures included therein, respectively.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Green Bancorp, Inc. First Quarter 2018 Investor Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Green Bancorp, Inc.

Date:	May 4, 2018	/s/ Terry S. Earley
Terry S. Earley
Executive Vice President and Chief Financial Officer